Exhibit 10.01
EXECUTION COPY
INVESTOR RIGHTS AGREEMENT
BY AND AMONG
NRG ENERGY, INC.
AND
CERTAIN STOCKHOLDERS
OF NRG ENERGY, INC.
SET FORTH ON
ANNEX A HERETO,
DATED AS OF FEBRUARY 2, 2006

TABLE OF CONTENTS

PAGE

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Defined Terms	1
SECTION 1.2 Other Definitional Provisions	5

ARTICLE II

RESTRICTIONS ON TRANSFER; ACCESS RIGHTS

SECTION 2.1 Transfer of the Registrable Securities	5
SECTION 2.2 Restrictive Legends	5
SECTION 2.3 Transfers Not In Compliance	6
SECTION 2.4 Restriction on Certain Transactions	6
SECTION 2.5 Management Rights.	6

ARTICLE III

REGISTRATION RIGHTS WITH RESPECT TO
THE REGISTRABLE SECURITIES

SECTION 3.1 Shelf Registration Statement	8
SECTION 3.2 Incidental Registrations	11

ARTICLE IV

REGISTRATION PROCEDURES

SECTION 4.1 Registration Procedures	12
SECTION 4.2 Information Supplied	15
SECTION 4.3 Restrictions on Disposition	15
SECTION 4.4 Indemnification	15
SECTION 4.5 Required Reports	18
SECTION 4.6 Selection of Counsel	18
SECTION 4.7 Holdback Agreement	19
SECTION 4.8 No Inconsistent Agreement	19

ARTICLE V

STANDSTILL
SECTION 5.1 Acquisition of Additional Voting Securities	19

i

ii

INVESTOR RIGHTS AGREEMENT
          THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is entered into as of February 2, 2006, by and among NRG Energy, Inc. a Delaware corporation (the “Company”), and certain stockholders of the Company set forth on Annex A hereto (each, together with any Permitted Assignee (as defined in and subject to the limitations in Section 6.3), a “Stockholder”, and collectively the “Stockholders”).
W I T N E S S E T H:
          WHEREAS, pursuant to the Acquisition Agreement, dated as of September 30, 2005 (the “Purchase Agreement”), by and among the Company and the Stockholders, the Company acquired all of the Units of Texas Genco LLC, a Delaware limited liability company (“Genco”), by purchasing from the Stockholders all of the equity interests in Genco held directly or indirectly by the Stockholders;
          WHEREAS, as a result of and immediately following the consummation of the transactions contemplated by the Purchase Agreement, each Stockholder owns the number of Registrable Securities set forth on Annex A hereto; and
          WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the Company and each Stockholder desires to enter into this Agreement to set forth certain rights and obligations of the Company and the Stockholders with respect to the ownership by the Stockholders of the Company’s securities and certain other matters, all in accordance with the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
DEFINITIONS
          SECTION 1.1 Certain Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement. For purposes of this Agreement, the following terms shall have the following meanings:
          “Acquisition” has the meaning assigned to such term in Section 5.1(a).
          “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

          “beneficial owner” or “beneficially own” has the meaning given such term in Rule 13d-3 under the Exchange Act and a Person’s beneficial ownership of either Common Stock or Preferred Stock or other voting securities of the Company shall be calculated in accordance with the provisions of such Rule; provided, however, that for purposes of determining beneficial ownership, a Person shall be deemed to be the beneficial owner of any security which may be acquired by such Person whether within sixty (60) days or thereafter, upon the conversion, exchange or exercise of any options, rights or other securities.
          “Business Day” means any day other than a day on which banks are required or authorized by law to be closed in the State of New York.
          “Capital Stock” means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person and, with respect to the Company, includes any and all shares of Common Stock, Preferred Stock and any other equity interests of the Company.
          “Claims” has the meaning assigned to such term in Section 4.4(a).
          “Closing” has the meaning assigned to such term in the Purchase Agreement.
          “Closing Date” has the meaning assigned to such term in the Purchase Agreement.
          “Common Stock” means the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend, spin-off or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization or business combination.
          “Company Board” means the Board of Directors of the Company.
          “Company Offering” means any public offering of securities of the Company, in whole or in part, by the Company (other than in connection with employee benefit and similar plans or pursuant to Form S-4).
          “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
          “Equity Securities” means with respect to the Company, any and all shares of Capital Stock of the Company or securities of the Company, options or other rights convertible into, or exchangeable or exercisable for, such shares.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          “Fund Stockholder” means each Person that is intended to qualify as a “venture capital operating company” under the Regulation and is listed on Annex B hereto.
          “Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.
          “incur” or “incurrence” means to incur, create, assume, guarantee or otherwise become directly or indirectly liable with respect to.
          “Indemnified Parties” has the meaning assigned to such term in Section 4.4(a).
          “Law” has the meaning assigned to such term in the Securities Purchase Agreement.
          “Lock-Up Period” shall mean the period commencing on the Closing Date and ending on the date that is 180 days after the Closing Date.
          “NASD” means the National Association of Securities Dealers, Inc.
          “NYSE” means The New York Stock Exchange, Inc.
          “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.
          “Preferred Stock” means, collectively, the Cumulative Redeemable Preferred Stock, par value $0.01 of the Company issued pursuant to the Purchase Agreement, if any.
          “Registrable Securities” means any Common Stock and Preferred Stock issued to any Stockholder pursuant to the Purchase Agreement or subsequently issued with respect thereto. As to any particular Registrable Securities held by and particular Stockholder, once issued, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Stockholder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision), (iii) with respect to the Common Stock or Preferred Stock, as applicable, included in the Registrable Securities, the date on which all such Common Stock or Preferred Stock may be freely sold publicly in a single quarter under Rule 144(k) (or any successor provision) (assuming the “holding period” for purposes of Rule 144 commenced on the date hereof) and the Company shall have issued to the applicable holder new unlegended shares and cancelled any stop transfer restrictions or other restrictions with respect to such securities; or (iv) such securities shall have ceased to be outstanding. For purposes of this Agreement, any required calculation of the amount of, or percentage of, Registrable Securities shall be based on the number of shares of Common Stock or Preferred Stock, as applicable, which are Registrable Securities.

          “Registration Expenses” means any and all expenses incident to performance of or compliance with Articles III, IV and V of this Agreement, including (i) all SEC and NYSE or other securities exchange or NASD registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including the reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on the NYSE or any other securities exchange or the NASD pursuant to this Agreement and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of the Company’s independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of counsel selected pursuant to Section 4.6, (vii) any reasonable fees and disbursements of underwriters and their counsel customarily paid by the issuers or sellers of securities, and the reasonable fees and expenses of special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (viii) all expenses incurred in connection with any road shows (including the reasonable out-of-pocket expenses of the holder of the applicable Registrable Securities).
          “Regulation” has the meaning assigned to such term in Section 2.5(d).
          “Rule 144” means Rule 144 (or any successor provision) under the Securities Act.
          “SEC” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act and other federal securities laws.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
          “Shelf Registration” has the meaning assigned to such term in Section 3.1.
          “Standstill Period” means the period commencing on the Closing Date and continuing until the second anniversary of such date.
          “Subsidiary” means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner and, with respect to the Company.
          “Third Party” has the meaning assigned to such term in Section 5.1(b).
          “Transaction Agreements” shall mean the Purchase Agreement and all other agreements contemplated by the transactions therein.

          “Transfer” shall mean any voluntary or involuntary attempt to, directly or indirectly through the transfer of interests in controlled Affiliates or otherwise, offer, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Registrable Securities, or the consummation of any such transactions, or taking a pledge of any of the Registrable Securities; provided, however, that an action that would otherwise constitute a Transfer shall not be deemed to be a Transfer if it is undertaken solely to satisfy or rectify a regulatory requirement or impediment, provided further that the actions taken to address such requirement or impediment shall be limited to the minimum necessary to address or resolve the requirement or impediment, such as taking steps to reduce or eliminate voting rights without transferring economic benefits of ownership or, if such reduction or elimination of voting rights does not address or resolve such requirement or impediment, transferring the minimum number of securities sufficient to address or resolve the requirement or impediment.
          “Voting Securities” means, at any time, shares of any class of Equity Securities which are then entitled to vote generally in the election of Directors.
          SECTION 1.2 Other Definitional Provisions. (a) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.
          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
ARTICLE II
RESTRICTIONS ON TRANSFER; ACCESS RIGHTS
          SECTION 2.1 Transfer of the Registrable Securities. No Stockholder may Transfer any Registrable Security without the Company’s written consent except (1) to any Affiliate of such Stockholder who agrees to be bound by all of the provisions of this Agreement as a Stockholder (subject to Section 6.3) or (2) upon the expiration of the Lock-Up Period and:
               (a) pursuant to an effective registration statement under the Securities Act;
               (b) pursuant to Rule 144; or
               (c) upon receipt by the Company of an opinion of counsel, delivered by such Stockholder and reasonably satisfactory to the Company, that such Transfer is exempt from registration under the Securities Act.
          SECTION 2.2 Restrictive Legends. Each Stockholder hereby acknowledges and agrees that, during the term of this Agreement, each of the certificates or book-entry confirmations representing Registrable Securities shall be subject to stop transfer instructions and shall include the applicable portion(s) of the legends set forth below:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR CONFIRMATION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF (“TRANSFERRED”) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR CONFIRMATION ARE SUBJECT TO THE TERMS OF THE INVESTOR RIGHTS AGREEMENT, DATED AS OF FEBRUARY 2, 2006, AND MAY NOT BE TRANSFERRED UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF SUCH INVESTOR RIGHTS AGREEMENT. A COPY OF SUCH INVESTOR RIGHTS AGREEMENT IS ON FILE WITH THE SECRETARY OF NRG ENERGY, INC. AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR. THE HOLDER OF THESE SHARES, BY ACCEPTANCE OF THIS CERTIFICATE OR CONFIRMATION, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENT.”
The certificates or book-entry confirmations representing such Registrable Securities shall be replaced, at the expense of the Company, with certificates or book-entry confirmations not bearing the legend required by this Section 2.2 and any such stop transfer restrictions shall be cancelled, upon (i) the Transfer of Registrable Securities in compliance with Section 2.1 above or (ii) the applicability of clause (iii) of the definition of “Registrable Security” with respect to the Common Stock and/or Preferred Stock, as applicable.
     SECTION 2.3 Transfers Not In Compliance. A purported or attempted Transfer of Registrable Securities by a Stockholder that does not comply with this Agreement shall be void ab initio and the purported transferee or successor by operation of law shall not be deemed to be a stockholder of the Company for any purpose and shall not be entitled to any of the rights of a stockholder, including, without limitation, the right to vote any Registrable Securities entitled to vote or to receive a certificate or certificates for the Registrable Securities or any dividends or other distributions on or with respect to the Registrable Securities.
     SECTION 2.4 Restriction on Certain Transactions. From and after the date hereof until the expiration of the Lock-Up Period, each Stockholder hereby covenants and agrees that such Stockholder shall not, directly or indirectly, enter into any transaction with respect to the Common Stock or Preferred Stock designed to reduce its risk relative to its position as a holder of Common Stock or Preferred Stock, without the Company’s written consent.
     SECTION 2.5 Management Rights. On the date hereof, and for so long as a Fund Stockholder directly or through one or more conduit subsidiaries owns any Common Stock or Preferred Stock or any other interests in the Company, each Fund Stockholder will be entitled to the following contractual management rights:
          (a) Financial Statements and Other Information. The Company shall deliver to each Fund Stockholder:

               (i) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its subsidiaries for the period then ended prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments; provided, however, that the obligations of the Company set forth in this Section 2.5(a)(i) shall be deemed satisfied to the extent that the Company files periodic reports with the SEC;
               (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries as of the end of such year, and consolidated statements of income and cash flows of the Company and its subsidiaries for the year then ended prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, together with an auditor’s report thereon of a firm of established national reputation; and
               (iii) to the extent the Company is required by law or pursuant to the terms of any outstanding indebtedness of the Company to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act actually prepared by the Company as soon as available.
          (b) Inspection and Access. Subject to the execution of appropriate confidentiality agreements (i) the Company and its subsidiaries shall provide to each Fund Stockholder, true and correct copies of all documents, reports, financial data and other information as such Fund Stockholder may reasonably request and (ii), the Company shall permit any authorized representatives designated by each Fund Stockholder to visit and inspect, during normal business hours, any of the properties of the Company or any of its subsidiaries, including its and their books of account, and to discuss its and their affairs, finances and accounts with its and their officers, all at such times as such Fund Stockholder may reasonably request.
          (c) Right of Consultation. Representatives of each Fund Stockholder shall have the right to consult with and advise the management of the Company and its subsidiaries, upon reasonable notice at reasonable times from time to time, on all matters relating to the operation of the Company and its subsidiaries.
          (d) Advance Notice. At any time when the Company shall no longer be subject to the provisions of Section 13 or 15(d) of the Exchange Act, to the extent consistent with applicable law (and with respect to events which require public disclosure, only following the Company’s public disclosure thereof through applicable securities law filings or otherwise), the Company shall inform each Fund Stockholder or its designated representative in advance with respect to any significant corporate actions that have been approved and authorized by the Company Board, including, without limitation, extraordinary dividends, mergers, acquisitions or dispositions of assets, issuances of significant amounts of debt or equity and material amendments to the certificate of incorporation or bylaws of the Company, and to provide each Fund Stockholder or its designated representative with the right to consult with the Company with respect to such actions.
The Company agrees to consider, in good faith, the reasonable recommendations of each Fund Stockholder or its designated representative in connection with the matters on which it is consulted as described in Section 2.5(d) hereof, recognizing that the ultimate discretion with respect to all such matters shall be retained by the Company.
The aforementioned rights are intended to satisfy the requirement of management rights for purposes of qualifying each Fund Stockholder’s direct or indirect investment in the Company as a “venture capital investment” for purposes of United States Department of Labor Regulation § 2510.3-101 (the “Regulation”). In the event that a Fund Stockholder’s counsel determines that the rights set forth herein are not satisfactory for such purpose, the Company and such Fund Stockholder shall reasonably cooperate in good faith to agree upon mutually satisfactory management rights that satisfy the Regulations.
All rights granted pursuant to this Section 2.5 to a Fund Stockholder are in addition to the rights provided to such Fund Stockholder in its capacity as a holder of Common Stock and Preferred Stock and nothing set forth in this Section 2.5 shall be construed to limit, restrict or impair any claim, right or privilege available, or granted, to a Fund Stockholder pursuant to any other contractual arrangements with the Company or otherwise.
In the event a Fund Stockholder transfers all or any portion of its direct or indirect investment in the Company to an Affiliate (or to a direct or indirect wholly owned conduit subsidiary of any such Affiliate) that is intended to qualify as a “venture capital operating company” under the Regulation, such Affiliate shall be afforded the same rights with respect to the Company afforded to such Fund Stockholder hereunder and shall be treated, for such purposes, as a third party beneficiary hereunder.
Each Fund Stockholder shall notify the Company in writing at such time as such Fund Stockholder ceases to own any Common Stock or Preferred Stock or any other interests in the Company.
ARTICLE III
REGISTRATION RIGHTS WITH RESPECT TO
THE REGISTRABLE SECURITIES
     SECTION 3.1 Shelf Registration Statement.
          (a) Filing; Effectiveness; Expenses. Subject to Section 6.1, the Company shall:
               (i) file on or before the date 120 days from the date hereof, an “evergreen” shelf registration statement on Form S-3 (or, in the event Form S-3 is unavailable to the Company, Form S-1) pursuant to Rule 415 under the

Securities Act (or any successor provisions), providing for an offering to be made on a continuous basis of the Registrable Securities (the “Shelf Registration”);
               (ii) use reasonable best efforts to cause the Shelf Registration to become effective no later than the expiration of the Lock-Up Period, and in any event as soon as practicable after such filing;
               (iii) use commercially reasonable efforts to maintain in effect, supplement and amend, if necessary, the Shelf Registration, as required by the instructions applicable to such registration form or by the Securities Act;
               (iv) furnish, upon request, to the holders of the Registrable Securities to which the Shelf Registration relates copies of any supplement or amendment to such Shelf Registration prior to such supplement or amendment being used and/or filed with the SEC; and
               (v) pay all Registration Expenses in connection with the Shelf Registration, whether or not it becomes effective, and whether all, some or none of the Registrable Securities to which it relates are sold pursuant to it.
          (b) Effective Shelf Registration Statement. (i) If at any time, the Shelf Registration ceases to be effective, the Company shall use its best efforts to file and use its commercially reasonable efforts to cause to become effective a new “evergreen” shelf registration statement providing for an offering to be made on a continuous basis of the Registrable Securities. Such shelf registration statement shall be filed on Form S-3 or, if Form S-3 is unavailable to the Company, on Form S-1.
               (ii) If, after the Shelf Registration has become effective, it is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or authority, the Company shall use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.
          (c) (i) If the Company shall at any time furnish to the Stockholders, a certificate signed by any of its authorized officers stating that the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Company Board, after consultation with its outside counsel, materially and adversely affect the Company, the Company may postpone the filing (but not the preparation) of the Shelf Registration for up to seventy-five (75) days; provided, however, that the Company shall not be permitted to postpone registration pursuant to this Section 3.1(c)(i) more than once in any three hundred sixty (360) day period. The Company shall promptly give the Stockholders written notice of any postponement made in accordance with the preceding sentence.

               (ii) If the Company shall at any time furnish to the Stockholders, a certificate signed by any of its authorized officers (a “Suspension Notice”) stating that the Company has been advised in writing by a nationally recognized investment banking firm selected by the Company that, in such firm’s opinion, resales of the Registrable Securities pursuant to the Shelf Registration would adversely affect any Company Offering with respect to which the Company has commenced preparations for a registration prior to the receipt of a Confirmation Request (as defined in Section 3.1(d)) and subject to Section 4.7, Stockholders may not effect any such resales until the earliest of (A) 30 days after the completion of such Company Offering, (B) promptly after the abandonment of such Company Offering or (C) 90 days after the delivery of such Suspension Notice.
               (iii) If upon receipt of a Confirmation Request, the Company determines in its good faith judgment after consultation with outside counsel that the filing of an amendment or supplement to the Shelf Registration is necessary in order to effect resales pursuant to the Shelf Registration and such filing would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential and the Company provides the Stockholders a Suspension Notice within 48 hours of such receipt of a Confirmation Request, the Company shall not be required to comply with its obligations under Section 3.1(a)(iii), and the Stockholders, may not effect any resales, until the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material or (B) 90 days after such Confirmation Request was received by the Company.
               (iv) Notwithstanding the provisions of Sections 3.1(c)(ii) and (iii), the Company shall be entitled to serve only one Suspension Notice (A) within any period of 180 consecutive days or (B) with respect to any two consecutive resales for which the Stockholders deliver Confirmation Requests.
          (d) Not more than five (5) days nor less than 48 hours prior to effecting any sale of Registrable Securities pursuant to the Shelf Registration, the selling Stockholder or group of Stockholders will request the Company to confirm whether the Company is then exercising its rights pursuant to Section 3.1(c) (a “Confirmation Request”).
          (e) Underwritten Offering. Subject to Section 4.7 hereof, at the election of any Stockholder or group of Stockholders, holding in excess of 3% of the aggregate number of shares of Common Stock issued and outstanding at the time of a request for an underwritten offering pursuant to this Section 3.1(e) or in excess of 20% of the aggregate number of shares of Preferred Stock originally issued pursuant to the Purchase Agreement, any resale pursuant to the Shelf Registration may involve an underwritten offering, and, in such case, the investment banker(s), underwriter(s) and manager(s) for such registration shall be selected by the holders of a majority of the Registrable Securities which are the subject of any such request; provided, however, that such investment banker(s), underwriter(s) and manager(s) shall be reasonably satisfactory to the Company.

     SECTION 3.2 Incidental Registrations. (a) If the Company at any time after the Lock-Up Period has expired proposes to register Equity Securities under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or any registration statement filed pursuant to the Registration Rights Agreement dated December 27, 2004 among the Company and Citigroup Global Markets, Inc. and Deutsche Bank Securities Inc. with respect to the Company’s 4% Convertible Perpetual Preferred Stock, whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Stockholders of its intention to do so and of such Stockholders’ rights under this Agreement. Upon the written request of any such Stockholder made within thirty (30) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Stockholder), the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Stockholders thereof; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Stockholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Stockholders requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section involves an underwritten public offering, any Stockholder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register all or any part of such securities in connection with such registration. The registrations provided for in this Section 3.2 are in addition to, and not in lieu of, registrations made in accordance with Section 3.1.
          (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.2.
          (c) Priority in Incidental Registrations. If a registration pursuant to this Section 3.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Company (other than the Registrable Securities), then the Company shall include in such registration (a) FIRST, 100% of the securities the Company proposes to sell, (b) SECOND, to the extent of the amount of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the amount of Registrable Securities which the Stockholders have requested to be included in such registration, such amount to be allocated pro rata among all requesting

Stockholders on the basis of the relative amount of Registrable Securities then held by each such Stockholder (provided, that any such amount thereby allocated to any such Stockholder that exceeds such Stockholder’s request shall be reallocated among the remaining requesting Stockholders and other Stockholders in like manner) and THIRD, to the extent of the amount of Registrable Securities subject to registration rights held by holders other than the Stockholders who have requested to be included in such registration, which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the amount of Registrable Securities which the other holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting other holders on the basis of the relative amount of Registrable Securities then held by each such other holder.
ARTICLE IV
REGISTRATION PROCEDURES
     SECTION 4.1 Registration Procedures. If and whenever the Company is required to use its commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:
          (a) prepare and, in any event within thirty (30) days after the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and, to the extent applicable use its commercially reasonable efforts to cause such registration statement to become effective within ninety (90) days of the initial filing;
          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of one-hundred-eighty (180) days (except in the case of a Shelf Registration which the Company shall keep continuously effective subject to Section 3.1 hereof) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that before filing a registration statement or prospectus, or any amendments or supplements thereto in accordance with Sections 4.1(a) or (b), the Company will furnish to counsel selected pursuant to Section 4.6 hereof copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;
          (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

          (d) use its commercially reasonable efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;
          (e) use its commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;
          (f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
          (g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen (18) months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;
          (h) use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on the NYSE or any other national securities exchange on which Registrable Securities of the same class covered by such registration statement are then listed and, if no such Registrable Securities are so listed, on the NYSE or any national securities exchange on which the Common Stock is then listed;
          (i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the provisions of Section 4.4 hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

          (j) obtain a “cold comfort” letter or letters from the Company’s independent public accounts in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;
          (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
          (l) notify counsel (selected pursuant to Section 4.6 hereof) for the holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;
          (m) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;
          (n) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;
          (o) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such holders may request;
          (p) use its commercially reasonable efforts to obtain for delivery to the holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such holders, underwriters or agents and their counsel;
          (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NYSE or any other securities exchange and/or the NASD; and
          (r) use its commercially reasonable efforts (taking into account the interests of the Company) to make available the executive officers of the Company to participate with the holders of Registrable Securities and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the holders in connection with the methods of distribution for the Registrable Securities, provided, however, that the Company shall not be required to comply with its obligations under this paragraph (r) more than one time in any one hundred and eighty (180) day period.
     SECTION 4.2 Information Supplied. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.
     SECTION 4.3 Restrictions on Disposition .. Each Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1(f), such Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(f), and, if so directed by the Company, such Stockholder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Stockholder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 4.1(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4.1(f) and to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4.1(f).
     SECTION 4.4 Indemnification. (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to Articles III or IV, the Company shall, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each Affiliate of such seller and their respective directors, officers, employees and stockholders or members or general and limited partners (and any director, officer, Affiliate, employee, stockholder and controlling

Person of any of the foregoing), each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof (“Claims”) and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such Claims or expenses arise out of, relate to or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such Claim or expense arises out of, relates to or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller specifically stating that it is for use in the preparation thereof; and, provided, further, that the Company will not be liable in any such case to the extent, but only to the extent, that the foregoing indemnity with respect to any untrue statement contained in or omitted from a registration statement or the prospectus shall not inure to the benefit of any party (or any person controlling such party) who is obligated to deliver a prospectus in transactions in a security as to which a registration statement has been filed pursuant to the Securities Act and from whom the person asserting any such Damages purchased any of the Registrable Securities to the extent that it is finally judicially determined that such Damages resulted solely from the fact that such party sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the registration statement or the prospectus, as amended or supplemented, and (x) the Company shall have previously and timely furnished sufficient copies of the registration statement or prospectus, as so amended or supplemented, to such party in accordance with this Agreement and (y) the registration statement or prospectus, as so amended or supplemented, would have corrected such untrue statement or omission of a material fact. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party and shall survive the transfer of securities by any seller.
               (b) As a condition to including any Registrable Securities in any registration statement filed in accordance with Sections 3.2 or 4.1 herein, the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.4(a)) the Company and all other prospective sellers or any underwriter, as the case may be, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the transfer of securities by any seller. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
               (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, however, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 4.4, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, unless in such indemnified party’s reasonable judgment (after consultation with legal counsel) a conflict of interest between such indemnified and indemnifying parties may exist in respect of such action or proceeding, the indemnifying party will be entitled to participate in and to assume the defense thereof (at its expense), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that, in the event, however, that the indemnifying party declines or fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to the indemnified party, in either case within a 30-day period, or if a court of competent jurisdiction determines that the indemnifying party is not vigorously defending such action or proceeding, then such indemnified party may employ counsel to represent or defend it in any such action or proceeding and the indemnifying party shall pay the reasonable fees and disbursements of such counsel or other representative as incurred; provided, however, that the indemnifying party shall not be required to pay the fees and disbursements of more than one counsel for all indemnified parties in any jurisdiction in any single action or proceeding. No indemnifying party will settle any such action or proceeding or consent to the entry of any judgment without the prior written consent of the indemnified party, unless such settlement or judgment (i) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such indemnified party from all liability in respect of such action or proceeding and (ii) does not involve the imposition of equitable remedies or the imposition of any obligations on such indemnified party and does not otherwise adversely affect such indemnified party, other than as a result of the imposition of financial obligations for which such indemnified party will be indemnified hereunder. No indemnified party will settle any such action or proceeding or consent to the entry of any judgment without the prior written consent of the indemnifying party (such consent not to be unreasonably withheld).
               (d) (i) If the indemnification provided for in this Section 4.4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Claim or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Claim or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 4.4(d) as a result of the Claim and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any action or proceeding.
               (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4.4(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
               (e) Indemnification similar to that specified in this Section 4.4 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Law or with any governmental authority other than as required by the Securities Act.
               (f) The obligations of the parties under this Section 4.4 shall be in addition to any liability which any party may otherwise have to any other party.
          SECTION 4.5 Required Reports. The Company agrees that it will use best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and it will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell shares of Registrable Securities pursuant to this Agreement, including without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements.
          SECTION 4.6 Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Articles III or IV hereof, the holders of a majority of the

Registrable Securities covered by any such registration may select one counsel to represent all holders of Registrable Securities covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Stockholders shall be entitled to select one additional counsel to represent all such remaining Stockholders.
          SECTION 4.7 Holdback Agreement. If any Company Offering, registration under Section 3.2 hereof or any sale of securities in connection with a registration under Section 3.1 hereof shall be in connection with an underwritten public offering, the Company and each Stockholder agree not to effect any public sale or distribution, including, in the case of the Stockholders, any sale pursuant to Rule 144 under the Securities Act, of any such securities of the Company, or options or other rights convertible into, or exchangeable or exercisable for, such securities (other than as part of such underwritten public offering), within seven (7) days before, or ninety (90) days (or such lesser period as the managing underwriters may permit) after, the effective date of any such Company Offering or registration pursuant to Section 3.2 or the closing of any sale of securities in connection with a registration under Section 3.1 (except as part of any such registration or sale); provided that in no event shall this Section 4.7 be effective against the Stockholders for the 90 days following expiration of the Lock-Up Period.
          SECTION 4.8 No Inconsistent Agreement. The Company represents and warrants that it will not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the holders of Registrable Securities in this Agreement.
ARTICLE V
STANDSTILL
          SECTION 5.1 Acquisition of Additional Voting Securities. During the Standstill Period, each Stockholder hereby agrees that it shall not, and shall cause each of its Affiliates (which solely for purposes of this sentence shall include only Affiliates of such Stockholder which are engaged in the business of private equity investing, and shall not, without limitation, include (i) any portfolio company (or its subsidiaries) owned or controlled by such Stockholder or by any private equity investment vehicle that is an Affiliate of such Stockholder or (ii) any other Affiliate not engaged in the business of private equity investing, including any hedge fund, public equity investment vehicle, debt fund, real estate fund or similar entity, that would otherwise be considered an Affiliate of such Stockholder but with which such Stockholder does not act in concert with respect to the Company or its securities) not to, without the prior approval of the Company Board, directly or indirectly, (i) acquire, offer or propose to acquire or agree to acquire (whether by purchase, tender or exchange offer, through an acquisition of control of another Person (including by way of merger or consolidation), by joining a partnership, syndicate or other Group, or otherwise), the beneficial ownership of any additional Voting Securities of the Company or any of its Subsidiaries (or any warrants, options or other rights to purchase or acquire, or any securities convertible into, or exchangeable for, any Voting Securities of the Company or any of its Subsidiaries) (other than with respect to being deemed to be a Group with other Stockholders solely or as a result of an agreement, arrangement or understanding regarding the disposition of Registrable Securities); provided, however, that the foregoing restrictions shall not apply to any acquisition or proposed acquisition (each, an “Acquisition”) of beneficial ownership of any additional Voting Securities of the Company: (x) which is by way of stock dividends, stock reclassifications or other distributions or offerings made available and, if applicable, exercised on a pro rata basis, to holders of Equity Securities of the Company generally or (y) which involves Equity Securities acquired from the Company; (ii) make any public announcement with respect to, or submit any proposal for, any merger, consolidation, sale of substantial assets or other business combination, tender offer or exchange offer, purchase of assets, dissolution, liquidation, restructuring, recapitalization or extraordinary transaction involving the Company or any of its Subsidiaries; (iii) make, or in any way participate in, any “solicitation” of “proxies” (as such terms are defined or used in Regulation 14A under the Exchange Act) to vote any Voting Securities of the Company or any of its Subsidiaries or seek to advise or influence any Person with respect to the voting of any Voting Securities of the Company or any of its Subsidiaries or initiate, propose or otherwise “solicit” (as such term is defined or used in Regulation 14A under the Exchange Act) stockholders of the Company for the approval of shareholder proposals whether made pursuant to Rule 14a-8 promulgated under the Exchange Act or otherwise, induce or attempt to induce any other person to initiate any such shareholder proposal, or otherwise communicate with the stockholders of the Company or others pursuant to the rules governing the solicitation of proxies; (iv) form, join or in any way participate in any Group (other than with respect to its Affiliates and other than with respect to other Stockholders) with respect to any of the Voting Securities of the Company; (v) otherwise act, either alone or in concert with others (including any Affiliate), to seek control of the Company, the Company Board or any of its Subsidiaries; (vi) execute any written consent as a stockholder with respect to the Voting Securities; (vii) seek, alone or in concert with others (including any Affiliate) (A) to call a meeting of the stockholders of the Company, (B) representation on the Company Board, or (C) the removal of any member of the Board; (viii) take or cause others to take any action inconsistent with the foregoing; (ix) disclose any intention, proposal, plan or arrangement with respect to any of the foregoing; or (x) make any demand, request or proposal to amend, waive or terminate any provision of this Section 5.1.
ARTICLE VI
MISCELLANEOUS
          SECTION 6.1 Termination. The provisions of this Agreement (other than Section 4.4 hereof which shall not terminate and Section 2.4 which shall expire in accordance with its terms) shall terminate when no Registrable Securities remain outstanding. Nothing herein shall relieve any party from any liability for the breach of any provisions set forth in this Agreement.
          SECTION 6.2 Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against any party hereto unless such modification, amendment or waiver is approved in writing by such party. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
          SECTION 6.3 Successors, Assigns; Transferees and Third Party Beneficiaries. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any parent company formed to hold all or a majority of the equity interests in the Company), permitted assigns and transferees. Except as expressly provided herein, this Agreement may not be assigned by the Company and may not be assigned by any Stockholder without the prior written consent of the Company, except that a Stockholder may assign its rights and obligations hereunder in respect of any Registrable Securities (a) to any Affiliate(s) or (b) to any transferee in connection with a Transfer in compliance with Section 2.1(c) in respect of Registrable Securities that constitute at least 10% of the aggregate number of shares of Common Stock or 20% of the aggregate number of shares of Preferred Stock, in each case, originally issued pursuant to the Purchase Agreement (any of the foregoing, a “Permitted Assignee”). Any Permitted Assignee of a Stockholder pursuant to the immediately preceding sentence shall be bound by all of the provisions of this Agreement (provided that the provisions of Section 5.1 hereof shall only bind a Permitted Assignee receiving at least 10% of the aggregate number of shares of Common Stock originally issued pursuant to the Purchase Agreement), and as a condition to such transferee’s receipt of such shares, such transferee shall execute an agreement in form and substance reasonably satisfactory to Buyer, agreeing to be bound by the applicable provisions hereof. Each Stockholder shall inform the Company of, and the Company shall be entitled to rely upon, the names, addresses and other contact details of each Stockholder.
SECTION 6.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient or, if not, then on the next Business Day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:
               (i) to the Company and the Stockholders, to their respective addresses specified in Annex A hereto;
               (ii) to such other address for any party as it may specify by like notice.
          SECTION 6.5 Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.
          SECTION 6.6 Entire Agreement. Except as otherwise expressly set forth herein, this document and the other Transaction Agreements embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

          SECTION 6.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.
          SECTION 6.8 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed in all respects by the laws of the State of Delaware. Any suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority in a court of competent jurisdiction in the State of Delaware, and the parties hereto hereby submit to the non-exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.
          SECTION 6.9 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
          SECTION 6.10 Effective Date. This Agreement shall become effective immediately upon the Closing.
          SECTION 6.11 Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.
          SECTION 6.12 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
          SECTION 6.13 No Recourse. Notwithstanding any other provision of this Agreement or any rights of the Company at law or in equity, in the event of any default by the Stockholders under this Agreement or in the event of any claim in connection with the registration of Registrable Securities, the Company’s remedies shall be restricted to enforcement of their respective rights against the property and assets of the Stockholders (including the Equity Securities held by such Stockholders) and no resort shall be had to (i) any of the members or stockholders of the Stockholders personally, or (ii) any property or assets of the members or stockholders of the Stockholders (other than the property and assets of the Stockholders).
          SECTION 6.14 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

     IN WITNESS WHEREOF, the parties hereto have executed the INVESTORS RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

NRG ENERGY, INC.
By:	/s/ David Crane
	Name:	David Crane
	Title:	President and Chief Executive Officer

Investor Rights Agreement

STOCKHOLDERS:

BLACKSTONE TG CAPITAL PARTNERS IV L.P. By: Blackstone Management Associates IV L.L.C., as General Partner
By:	/s/ David Foley
	Name:	David Foley
	Title:	Authorized Person

BLACKSTONE CAPITAL PARTNERS IV-A L.P. By: Blackstone Management Associates IV L.L.C., as General Partner
By:	/s/ David Foley
	Name:	David Foley
	Title:	Authorized Person

BLACKSTONE TG CAPITAL PARTNERS IV-B L.P. By: Blackstone Management Associates IV L.L.C., as General Partner
By:	/s/ David Foley
	Name:	David Foley;
	Title:	Authorized Person

BLACKSTONE PARTICIPATION PARTNERSHIP IV L.P. By: Blackstone Management Associates IV L.L.C., as General Partner
By:	/s/ David Foley
	Name:	David Foley
	Title:	Authorized Person

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P. By: Blackstone Management Associates IV L.L.C., as General Partner
By:	/s/ David Foley
	Name:	David Foley
	Title:	Authorized Person

Investor Rights Agreement

HELLMAN & FRIEDMAN CAPITAL PARTNERS IV, L.P. By: H&F Investors IV, LLC, its General Partner
By:	/s/ Georgia Lee
Georgia Lee, Managing Director

H&F INTERNATIONAL PARTNERS IV-A, L.P. By: H&F Investors IV, LLC, its General Partner
By:	/s/ Georgia Lee
Georgia Lee, Managing Director

H&F INTERNATIONAL PARTNERS IV-C, L.P. By: H&F Investors IV, LLC, its General Partner
By:	/s/ Georgia Lee
Georgia Lee, Managing Director

H&F EXECUTIVE FUND IV, L.P. By: H&F Investors IV, LLC, its General Partner
By:	/s/ Georgia Lee
Georgia Lee, Managing Director

H&F TGN AIV, L.P. By: H&F Investors IV, LLC, its General Partner
By:	/s/ Georgia Lee
Georgia Lee, Managing Director

Investor Rights Agreement

KKR PARTNERS III, L.P. (SERIES I) By: KKR Millennium GP (Energy) LLC, a General Partner
By:	/s/ Marc Lipschultz
Member

KKR MILLENNIUM FUND (ENERGY) L.P. By: KKR Associates Millennium (Energy) L.P., its General Partner By: KKR Millennium GP (Energy) LLC, its General Partner
By:	/s/ Marc Lipschultz
Member

Investor Rights Agreement

TPG III — AIV 1, L.P. By: TPG GenPar III, L.P., its General Partner By: TPG Advisors III, Inc., its General Partner
By:	/s/ David Spuria
	Name:	David A. Spuria
	Title:	Vice President

TPG III — AIV 2, L.P. By: TPG GenPar III, L.P., its General Partner By: TPG Advisors III, Inc., its General Partner
By:	/s/ David Spuria
	Name:	David A. Spuria
	Title:	Vice President

TPG III — AIV 3, L.P. By: TPG GenPar III, L.P., its General Partner By: TPG Advisors III, Inc., its General Partner
By:	/s/ David Spuria
	Name:	David A. Spuria
	Title:	Vice President

TPG PARTNERS IV — AIV 1, L.P. By: TPG GenPar IV, L.P., its General Partner By: TPG Advisors IV, Inc., its General Partner
By:	/s/ David Spuria
	Name:	David A. Spuria
	Title:	Vice President

TPG PARTNERS IV — AIV 2, L.P. By: TPG GenPar IV, L.P., its General Partner By: TPG Advisors IV, Inc., its General Partner
By:	/s/ David Spuria
	Name:	David A. Spuria
	Title:	Vice President

Investor Rights Agreement

FUSCO ENERGY INVESTMENTS LLP
By:	/s/ Jack Fusco
	Name:	Jack A. Fusco
	Title:	General Partner

/s/ Jack Fusco Jack Fusco

/s/ W. Thaddeus Miller W. Thaddeus Miller

ARCH C. BLOCHER III AND SHERYN E. BLOCHER, TRUSTEES, THE BLOCHER LIVING TRUST, DATED JAN. 16, 2003
By:	/s/ Arch C. Blocher III
	Name:	Arch C. Blocher III
	Title:	Trustee

/s/ Arch Blocher Arch Blocher

Investor Rights Agreement

UPPER CANADA CORPORATION
By:	/s/ Dillon R. Dean
	Name:	Matarilla Company Limited
	Title:	Director

/s/ Norberto Martins
	Name:	Cassava Company Limited
	Title:	Director

/s/ Thomas J. Bullis Thomas J. Bullis

/s/ Margery M. Harris Margery M. Harris

/s/ Donald M. McArthur Donald M. McArthur

Investor Rights Agreement

/s/ Tyler Reeder Tyler Reeder

/s/ William S. Waller, Jr. William S. Waller, Jr.

WEBB LIVING TRUST, DATED OCTOBER 3, 2002
By:	/s/ Edward T. Webb
	Name:	Edward T. Webb
	Title:	Trustee

/s/ John B. Hill III John B. Hill III

Investor Rights Agreement

/s/ Michael Reed Michael Reed

/s/ Edmund D. Daniels Edmund D. Daniels

/s/ Jeff Kinneman Jeff Kinneman

/s/ John Surina Jr. John Surina Jr.

/s/ Jim Deidiker Jim Deidiker

/s/ Donald Wayne Poe Donald Wayne Poe
Investor Rights Agreement

/s/ Terry R. Cooper Terry R. Cooper

/s/ Neal W. Irvin Neal W. Irvin

/s/ Gary J. Mechler Gary J. Mechler

/s/ John David Burton John David Burton

/s/ Mark D. Berend Mark D. Berend

/s/ Robert Allan Osco Robert Allan Osco
Investor Rights Agreement

/s/ James William Loesch James William Loesch

/s/ Welton C. Simpson Jr. Welton C. Simpson Jr.

/s/ Ernie W. McWilliams Jr. Ernie W. McWilliams Jr.

/s/ James MacRae James MacRae

/s/ John M. Belk John M. Belk

/s/ Stephen M. Hedge Stephen M. Hedge
Investor Rights Agreement

/s/ Timothy M. Gessner Timothy M. Gessner
Investor Rights Agreement